                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          THE PARK AVENUE PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              D.F. KING & CO., INC.
                                TELEPHONE SCRIPT

                                 GUARDIAN FUNDS

INTRODUCTION

Hello, Mr./Mrs. (Shareholder). My name is ___________, calling from D.F. King & Co., Inc. on behalf of GUARDIAN Investor Services to follow-up on a recent mailing of proxy materials. As you may have read in your proxy statement, D.F. King & Co., Inc. has been hired by Guardian to help solicit and record shareholder votes. Have you received the materials for the GUARDIAN MUTUAL FUNDS shareholder meetings scheduled for NOVEMBER 15, 2005?

     IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly through MIS. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15."

IF YES - Your Board Members are asking you to consider proposals which they have studied carefully and they recommend that you vote in favor of the proposals. For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you still have your proxy card or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?

     If shareholder asks how to vote via the internet, the website is www.proxyweb.com - he/she will need the control number from his/her proxy card.

     If shareholder asks how to vote via touch-tone phone, the phone number is 1-800-690-6903 he/she will need the control number from his/her proxy card.

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposals.. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

     Here is how we will proceed. The call will be recorded. I will ask you for 3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable with this process?

IF NO - Do you have any questions that I may answer about this proxy for you?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

     At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going online to www.proxyweb.com or by calling 1-800-690-6903 and recording your vote via touch-tone phone. The shareholder meeting cannot be held until a majority of the shares have been voted. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

BEGIN THE VOTE

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the GUARDIAN INVESTOR SERVICES Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these GUARDIAN shares?

May I please have your address?

May I have only the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she may use to cast his/her vote.

Have you received the proxy materials?

ACTUAL VOTING

Your Board Members are asking you to consider the proposals which they have studied carefully. They recommend that you vote in favor of all the proposals. Would you like to vote in favor of the proposals as recommended by your Board?

     If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

          F = For proposal.
          A = Against proposal.
          B = Abstain.

     For Director voting, the only valid responses are:

          F = For all of the nominees.
          W = Withhold authority for all nominees.
          ? = For all nominees (Except as indicated)

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                                 GUARDIAN FUNDS

                            ANSWERING MACHINE MESSAGE

Hello, this is (Name) calling from D.F. King & Co., Inc., regarding your investment in GUARDIAN MUTUAL FUNDS. You should have recently received proxy materials in the mail concerning the SPECIAL SHAREHOLDERS MEETINGS to be held on NOVEMBER 15, 2005?

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call DF King at 800-628-8510. Thank you for your consideration.

                               (GUARDIAN (R) LOGO)

                       GUARDIAN-SPONSORED FUNDS PROXY FAQS

Around September 30, 2005 we will be mailing out proxy materials to Guardian clients on record as of SEPTEMBER 16, 2005 for our upcoming Special Shareholder Meeting that is being held NOVEMBER 15, 2005. We anticipate that as a result of this mailing we will receive account questions, as well as general and specific questions on the proxy. Please transfer all specific proxy questions to our proxy voting solicitor, D.F. King & Co., Inc. @ (800) 628-8510.

KEY DATES:

Proxy Meeting Date - November 15, 2005

Proxy Record Date - September 16, 2005

KEY NUMBERS:

Guardian Proxy Voting Solicitor = D.F. King & Co., Inc. @ (800) 628-8510.

Variable Annuity Customer Service - (800) 221-3253

Variable Life Customer Service - (800) 441-6455

Group Pensions Customer Service - (877) 500 -2380

Park Avenue Portfolio Customer Service - (800) 343-0817

QUESTIONS:

Q1: What is a proxy?

Q2: What is a proxy card?

Q3: What is all of this proxy material? / Why did I receive all of this proxy material?

Q4: When is the meeting?

Q5: What is the record date of the meeting? / What does the record date mean?

Q6: How do I vote my shares?

Q7: By when do I need to vote? / When do I have to return my materials?

Q8: Where do I mail back my proxy voting card? / Where do I mail back my proxy voting instructions?

Q9: What do I need to vote? / Does my vote count?

Q10: How many shares/Units do I have? / How are my shares calculated?

Q11: Why do we need to elect new Board of Trustees/Directors?

Q12: What Funds are impacted by the proxy?

Q13: How can I get a duplicate proxy voting card?

Q14: How can I get a duplicate proxy statement?

Q15: How do I sign the proxy card?

Q16: Why did you send the proxy to my old address? / You have my old mailing address. / Can I change my address?

           FOR INTERNAL USE ONLY / NOT FOR DISTRIBUTION TO THE PUBLIC


                                                                        (1 of 4)

Q1: WHAT IS A PROXY?

A: When a Fund wishes to make changes to certain investment restrictions or to elect Board members, shareholder approval is needed. A shareholder meeting is held where the official ballets are cast. Since most shareholders can not attend the meeting, Fund companies mail shareholders the proxy before the meeting to solicit their votes. The proxy mailings include a statement, detailing the proposals that are to be voted on, and the materials to use in order to submit voting instructions.

Q2: WHAT IS A PROXY CARD?

The proxy card is a formal document signed by a shareholder to authorize another shareholder, or commonly the company's management, to vote the holder's shares at a special meeting.

Q3: WHAT IS ALL OF THIS PROXY MATERIAL / WHY DID I GET IT?

A: MUTUAL- A special meeting of shareholders of the Guardian-Sponsored Mutual Funds is being held on November 15, 2005. You are being asked to vote on important matters that affect your investments because you own one or more Funds, as of September 16, 2005, the record date of the meeting. You received a Proxy Statement, which explains each of the proposals in detail, and the materials for you to use to submit your voting instructions.

A: ANNUITY - A special meeting of shareholders of the Guardian-Sponsored Mutual Funds is being held on November 15, 2005. You are being asked to vote on important matters that affect your investments because you own one or more Funds as of the September 16th record date, which are offered as investment options under variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is named owner of any shares you beneficially own. You received a Proxy Statement, which explains each of the proposals in detail, and the materials for you to use to submit your voting instructions because we are seeking your instructions on how GIAC should vote these shares on your behalf.

Q4: WHEN IS THE MEETING?

A: A special meeting of shareholders of the Guardian-Sponsored Mutual Funds is being held on November 15, 2005.

Q5: WHEN IS RECORD DATE FOR THIS PROXY? / WHAT DOES THE RECORD DATE MEAN?

A: September 16, 2005 is the record date for this proxy. The record date is used to determine the shareholders invested in a Guardian-Sponsored Mutual Fund who will be eligible to vote at the special meeting. Each share of a Fund that you own as of the record date is entitled to one vote. The vote is based on the shareholder's value in the Fund on the record date.

Q6: HOW DO I VOTE MY SHARES?

A: MUTUAL FUND

By Mail: You can fill out, sign and return the proxy card which you should have received by now.

By Phone:

     A) I can transfer you through to a specialist who can help you vote now if you like.

     B) Call 1-800-690-6903 and follow the simple instructions

Via the Internet: Go to WWW.PROXYWEB.COM and follow the on-line directions.

In Person: Shareholders are invited to vote at the meeting.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.

A: ANNUITY

By Mail: You can fill out, sign and return the proxy card which you should have received by now.

           FOR INTERNAL USE ONLY / NOT FOR DISTRIBUTION TO THE PUBLIC


                                                                        (2 of 4)

Q7: BY WHEN DO I NEED TO VOTE? / HOW LONG DO I HAVE TO RETURN MY PROXY CARD?

A: MUTUAL - Your vote will be accepted up until the day of the November 15, 2005 meeting. To avoid any potential of the Funds incurring any expenses from follow-up solicitations, we ask that you vote at your earliest convenience.

A: ANNUITY - Your vote will be accepted up until the day of the November 15, 2005 meeting. We encourage you to mail back your voting instructions early to ensure we receive your vote by that date.

Q8: WHERE DO I MAIL BACK MY PROXY VOTING CARD? / WHERE DO I MAIL MY PROXY VOTING INSTRUCTIONS?

A: We have retained Management Information Systems as a vender to tabulate the votes. The proxy voting card should be sent to them at:

     MIS an ADP Company
     Attention: Stephanie Camerlengo
     60 Research Road
     Hingham, MA  02043

MUTUAL ONLY: Are you aware that you can also vote by phone or via the internet? (CSR: please see Q6 above for details)

Q9: WHY DO I NEED TO VOTE / DOES MY VOTE COUNT?

A: In order to pass resolutions to make changes to the Funds we need to receive a certain percentage of approval from our shareholders. Your vote is significant to us, no matter how many shares you own.

A: MUTUAL - Taking the time to vote at your earliest convenience is beneficial to all shareholders, because it reduces the potential of the Funds incurring any expenses from follow-up solicitations. Please note that the Board of Trustees has already approved the proposals. They have also recommended that you vote for them as well.

A: ANNUITY - Please note that the Board of Directors has already approved the proposals. They have also recommended that you vote for them as well.

Q10: HOW MANY SHARES/UNITS DO I HAVE / HOW ARE MY SHARES CALCULATED?

A: MUTUAL - The total number of shares you had on the September 16th record date for this proxy equals the number of your voting shares.

A: ANNUITY - Shares are based on how many number of units you owned in your contract or policy on the September 16th record date for this proxy.

IF THE CLIENT ASKS FOR MORE DETAIL PLEASE TRANSFER TO A PROXY SPECIALIST.

Q11: WHY DO WE NEED TO ELECT NEW BOARD OF TRUSTEES/DIRECTORS?

A: I see you have a specific question on the proxy statement. Please hold and I can transfer you through to a specialist who will be able to assist you with your questions. Before I transfer you over, do you have any specific questions about your account?

           FOR INTERNAL USE ONLY / NOT FOR DISTRIBUTION TO THE PUBLIC


                                                                        (3 of 4)

Q12: WHAT FUNDS ARE IMPACTED BY THE PROXY?

A: MUTUAL - All of the Guardian-Sponsored Mutual Funds are impacted by this proxy.

A: ANNUITY - The Guardian proxy only impacts Guardian-Sponsored Funds available under your contract. Please see page 4 of the proxy statement for the list of Funds specifically impacted by each proposal. If you have any specific questions on a proposal I can transfer you over to a specialist who will be happy to assist you.

PLEASE NOTE THAT FIDELITY, JANUS, AND ALLIANCEBERNSTEIN ARE ALSO CURRENTLY CONDUCTING THEIR OWN PROXIES THAT MAY IMPACT OUR CLIENTS. THERE WILL BE SEPARATE TOLL-FREE NUMBERS SET UP TO FIELD QUESTIONS SPECIFIC TO THESE OUTSIDE FUND FAMILY PROXIES, HOWEVER AT THE TIME OF THIS MAILING WE DO NOT HAVE THESE NUMBERS. PLEASE LOOK FOR ADDITIONAL COMMUNICATIONS ON THIS SUBJECT IN THE NEAR FUTURE.

Q13: HOW CAN I GET A DUPLICATE PROXY VOTING CARD?

Please hold and I can transfer you through to a specialist who will be able to assist you with this. Before I transfer you over, do you have any specific questions about your account?

Q14: HOW CAN I GET A DUPLICATE PROXY STATEMENT?

Please hold and I can transfer you through to a specialist who will be able to assist you with this. Before I transfer you over, do you have any specific questions about your account?

Q15: HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

Joint Accounts: Either party may sign, but the name of the party signing should be signed exactly as it appears on the card.

All other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Lily M. Wang, Trustee."

Q16: WHY DID YOU SEND THE PROXY TO MY OLD ADDRESS? / YOU HAVE MY OLD MAILING ADDRESS. / CAN I CHANGE MY ADDRESS?

A: Proxy materials were sent to the address on our files as of our September 16th record date.

CONTINUE WITH NORMAL ADDRESS CHANGE PROCEDURES IF THE CLIENT WOULD LIKE TO UPDATE ADDRESS ON RECORD.

           FOR INTERNAL USE ONLY / NOT FOR DISTRIBUTION TO THE PUBLIC


                                                                        (4 of 4)

                               (GUARDIAN (R) LOGO)

      PROXY SOLICITATION FOR THE GUARDIAN-SPONSORED FUNDS PROPOSAL SUMMARY

PROPOSAL                                                              AFFECTED FUND(S)
--------                                                              ----------------
1          Election of nominees for Trustees.                         All Funds

2(a)       Approving an amendment to each Fund's fundamental          All Funds
           investment restriction with respect to diversification
           of investments.

2(b)       Approving an amendment to each Fund's fundamental          All Funds
           investment restriction with respect to borrowing.

2(c)       Approving an amendment to each Fund's fundamental          All Funds
           investment restriction with respect to the issuance of
           senior securities.

2(d)       Approving an amendment to each Fund's fundamental          All Funds
           investment restriction with respect to concentration of
           investments in the same industry.

2(e)       Approving an amendment to each Fund's fundamental          All Funds
           investment restriction with respect to investments in
           real estate.

2(f)       Approving an amendment to certain Funds' fundamental       All Funds except:
           investment restriction with respect to investments in      The Guardian High Yield Fund
           commodities.                                               The Guardian Low Duration Bond Fund
                                                                      The Guardian S&P 500 Index Fund
                                                                      The Guardian Stock Fund
                                                                      The Guardian VC 500 Index Fund
                                                                      The Guardian VC Asset Allocation Fund
                                                                      The Guardian VC Low Duration Bond Fund
                                                                      The Guardian VC High Yield Fund

2(g)       Approving an amendment to certain Funds' fundamental       All Funds except:
           investment restriction with respect to underwriting the    The Guardian Park Avenue Small Cap Fund
           Securities of other issuers.                               The Guardian S&P 500 Index Fund
                                                                      The Guardian Low Duration Bond Fund
                                                                      The Guardian High Yield Fund
                                                                      The Guardian Stock Fund
                                                                      The Guardian VC 500 Index Fund
                                                                      The Guardian VC Asset Allocation Fund
                                                                      The Guardian VC Low Duration Bond Fund
                                                                      The Guardian VC High Yield Fund
                                                                      The Guardian Small Cap Stock Fund

2(h)       Approving an amendment to certain Funds' fundamental       All Funds except:
           investment restriction with respect to making loans.       The Guardian UBS Large Cap Value Fund
                                                                      The Guardian UBS Small Cap Value Fund
                                                                      The Guardian UBS VC Large Cap Value Fund
                                                                      The Guardian UBS VC Small Cap Value Fund

2(i)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments in      The Guardian Asset Allocation Fund
           securities that are not readily marketable.                The Guardian Baillie Gifford International Growth Fund
                                                                      The Guardian Investment Quality Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

        FOR BROKER/DEALER USE ONLY. NOT FOR DISSEMINATION TO THE PUBLIC.


                                                                        (1 of 3)

PROPOSAL (con't)                                                      AFFECTED FUND(S) (con't)
----------------                                                      ------------------------
2(j)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments for     The Guardian Asset Allocation Fund
           the purpose of exercising control or management of         The Guardian Baillie Gifford International Growth Fund
           another company.                                           The Guardian Investment Quality Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(k)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments in      The Guardian Asset Allocation Fund
           other investment companies.                                The Guardian Baillie Gifford International Growth Fund
                                                                      The Guardian Investment Quality Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(l)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restrictions with respect to purchasing         The Guardian Asset Allocation Fund
           securities on margin, selling securities short, or         The Guardian Baillie Gifford International Growth Fund
           participating on a joint or joint and several basis in a   The Guardian Investment Quality Bond Fund
           securities trading account.                                The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(m)       Approving the elimination of certain Funds' fundamental    All Funds except:
           investment restriction with respect to pledging,           The Guardian UBS Large Cap Value Fund
           mortgaging or hypothecating Fund assets.                   The Guardian UBS Small Cap Value Fund
                                                                      The Guardian UBS VC Large Cap Value Fund
                                                                      The Guardian UBC VC Small Cap Value Fund

2(n)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to issuers in which    The Guardian Asset Allocation Fund
           management of a Fund or its investment adviser owns        The Guardian Baillie Gifford International Growth Fund
           securities.                                                The Guardian Investment Quality Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(o)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments in      The Guardian Asset Allocation Fund
           issuers having a record of less than three years           The Guardian Investment Quality Bond Fund
           continuous operation.                                      The Guardian Bond Fund, Inc.

2(p)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments in      The Guardian Asset Allocation Fund
           oil, gas and mineral programs.                             The Guardian Baillie Gifford International Growth Fund
                                                                      The Guardian Investment Quality Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

        FOR BROKER/DEALER USE ONLY. NOT FOR DISSEMINATION TO THE PUBLIC.


                                                                        (2 of 3)

PROPOSAL (con't)                                                      AFFECTED FUND(S) (con't)
----------------                                                      ------------------------
2(q)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments in      The Guardian Park Avenue Small Cap Fund
           put options, call options and combinations thereof.        The Guardian Asset Allocation Fund
                                                                      The Guardian Baillie Gifford International Growth Fund
                                                                      The Guardian Investment Quality Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Small Cap Stock Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(r)       Approving the elimination of certain Funds' fundamental    The Guardian Asset Allocation Fund
           investment restriction with respect to investments in      The Guardian Baillie Gifford International Growth Fund
           warrants.                                                  The Guardian Investment Quality Bond Fund
                                                                      The Guardian Cash Management Fund
                                                                      Baillie Gifford International Growth Fund
                                                                      The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(s)       Approving the elimination of certain Funds' fundamental    The Guardian Park Avenue Fund
           investment restriction with respect to investments in      The Guardian Investment Quality Bond Fund
           securities other than those described in the Fund's        The Guardian Tax-Exempt Fund
           prospectus.                                                The Guardian Bond Fund, Inc.
                                                                      The Guardian Cash Fund, Inc.

2(t)       Approving an amendment to The Guardian Tax-Exempt Fund's   The Guardian Tax-Exempt Fund
           fundamental policy with respect to investments in
           investment grade municipal obligations.

3          Approving an amendment to Amended and Restated Agreement   The Guardian Park Avenue Fund
           and Declaration of Trust of The Park Avenue Portfolio to   The Guardian UBS Large Cap Value Fund
           increase the maximum number of Trustees that may serve     The Guardian Park Avenue Small Cap Fund
           on its Board of Trustees from eleven to twelve.            The Guardian UBS Small Cap Value Fund
                                                                      The Guardian Asset Allocation Fund
                                                                      The Guardian S&P 500 Index Fund
                                                                      The Guardian Baillie Gifford International Growth Fund
                                                                      The Guardian Baillie Gifford Emerging Markets Fund
                                                                      The Guardian Investment Quality Bond Fund
                                                                      The Guardian Low Duration Bond Fund
                                                                      The Guardian High Yield Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund

4          Approving an amendment to the Amended and Restated         The Guardian Park Avenue Fund
           Agreement and Declaration of Trust of The Park Avenue      The Guardian UBS Large Cap Value Fund
           Portfolio (the ""Trust document ") to permit certain       The Guardian Park Avenue Small Cap Fund
           amendments to the Trust document to be made without        The Guardian UBS Small Cap Value Fund
           shareholder approval.                                      The Guardian Asset Allocation Fund
                                                                      The Guardian S&P 500 Index Fund
                                                                      The Guardian Baillie Gifford International Growth Fund
                                                                      The Guardian Baillie Gifford Emerging Markets Fund
                                                                      The Guardian Investment Quality Bond Fund
                                                                      The Guardian Low Duration Bond Fund
                                                                      The Guardian High Yield Bond Fund
                                                                      The Guardian Tax-Exempt Fund
                                                                      The Guardian Cash Management Fund

        FOR BROKER/DEALER USE ONLY. NOT FOR DISSEMINATION TO THE PUBLIC.


                                                                        (3 of 3)